                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ADC Telecommunications, Inc.
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         ADC Telecommunications, Inc.
- --------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------

               [LOGO]

            ADC Telecommunications, Inc.
            4900 West 78th Street
            Minneapolis, Minnesota 55435-5480
            (612) 938-8080

                            ------------------------

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                          TO BE HELD FEBRUARY 28, 1995

                             ---------------------

TO THE SHAREHOLDERS OF ADC TELECOMMUNICATIONS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Shareholders' Meeting of ADC Telecommunications, Inc. (the "Company") will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on Tuesday, February 28, 1995, at 3:30 p.m. Central Standard Time, for the purpose of considering and acting upon:

    (1) The election of one director for a term expiring in 1996 and four directors for terms expiring in 1998.

    (2) A proposal to approve amendments to the Company's 1991 Stock Incentive Plan to (a) increase the number of shares of the Company's Common Stock available for issuance pursuant to awards thereunder from 2,743,060 to 4,107,927 and (b) satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986.

    (3) A proposal to approve amendments to the Company's Nonemployee Director Stock Option Plan to (a) increase from 2,000 to 4,000 the number of shares of Common Stock subject to the option automatically granted to each nonemployee director upon initial election to the Board of
        Directors and (b) increase from 1,000 to 2,000 the number of shares subject to the option automatically granted to each incumbent nonemployee director annually.

    (4) Such other business as may properly come before the meeting and any adjournments thereof.

    Shareholders of record on January 12, 1995, are the only persons entitled to notice of and to vote at the meeting.

    Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                     ROBERT E. SWITZ
                                                        SECRETARY


January 25, 1995

               [LOGO]

            ADC Telecommunications, Inc.
            4900 West 78th Street
            Minneapolis, Minnesota 55435-5480
            (612) 938-8080

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                          ANNUAL SHAREHOLDERS' MEETING

                          TO BE HELD FEBRUARY 28, 1995

    The   enclosed  Proxy  is  solicited  by  the  Board  of  Directors  of  ADC
Telecommunications, Inc. (the "Company") in connection with the Annual Shareholders' Meeting of the Company to be held on February 28, 1995, and at any and all adjournments thereof (the "Annual Meeting"). The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, are being paid by the Company. In addition, the Company will, upon the request of brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of the Company's Common Stock on the record date specified below, bear their reasonable expenses for mailing copies of this material to the beneficial owners of such shares. Officers and other regular employees of the Company who will receive no extra compensation for their services may solicit Proxies in person or by telephone or facsimile. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of Proxies for a fee estimated to be $5,000 plus out-of-pocket expenses. The Proxy Statement and accompanying form of Proxy will be first mailed to shareholders on or about January 23, 1995.

    The Proxy may be revoked at any time prior to its exercise by giving written notice of revocation to an officer of the Company or by filing a new written appointment of a proxy with an officer of the Company. Unless so revoked, properly executed Proxies will be voted in the manner set forth in this Proxy Statement or as otherwise specified by the shareholder giving such Proxy.

    Shareholders of record on January 12, 1995, are the only persons entitled to vote at the Annual Meeting. As of that date, there were issued and outstanding 27,982,020 shares of Common Stock, the only outstanding voting securities of the Company. Each shareholder is entitled to one vote for each share held.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of December 31, 1994, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than five percent of its Common Stock, and information with respect to the Company's Common Stock beneficially owned by directors of the Company, the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all directors and executive officers of the Company as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.


                                                                      PERCENT OF
               NAME AND ADDRESS                  NUMBER OF SHARES    COMMON STOCK
             OF BENEFICIAL OWNER                BENEFICIALLY OWNED   OUTSTANDING
- ----------------------------------------------  ------------------   ------------
State Farm Mutual Automobile Insurance Company      3,447,874           12.3%
One State Farm Plaza
Bloomington, Illinois 61710
Kopp Investment Advisors, Inc.                      2,590,794(1)         9.3%
6600 France Avenue South, Suite 672
Edina, Minnesota 55435
Perrybell Investments, Inc.                         1,805,151(2)         6.5%
601 Lakeshore Parkway, Suite 350
Minnetonka, Minnesota 55305
Merrill Lynch Asset Management, L.P.                1,491,600(3)         5.3%
800 Scudders Mill Road
Plainsborough, New Jersey 08356
William J. Cadogan                                    145,120(4)        *
Bruce W. Brown                                         10,541(4)        *
Lynn J. Davis                                         121,958(4)        *
Frederick D. Lawrence                                   5,500(4)        *
William B. Porter                                       5,800(4)        *
Warde F. Wheaton                                       10,510(5)        *
Thomas E. Holloran                                      9,500(5)        *
Charles W. Oswald                                       9,000(5)        *
Donald M. Sullivan                                      7,000(5)        *
John D. Wunsch                                          5,000(5,6)      *
B. Kristine Johnson                                     4,100(5)        *
Jean-Pierre Rosso                                       3,700(5)        *
James C. Castle                                             0              0
Alan E. Ross                                                0              0
All executive officers and directors as a             376,810(7)         1.3%
 group (19 persons)

- ------------------------
*    Less than 1%

1 Kopp Investment Advisors, Inc. ("KIA") serves as an investment advisor for the accounts of individual clients. KIA does not possess voting power regarding shares held in client accounts but exercises limited investment power regarding such shares. As of December 31, 1994, numerous individual clients of KIA owned 1,994,104 shares of Common Stock and the remaining 596,690 shares of Common Stock were controlled by LeRoy C. Kopp, President of KIA, and/or members of his family.

2 As of December 31, 1994, Perrybell Investments Inc. ("Perrybell"), an investment advisory company, had custody of 1,805,151 shares of Common
     Stock for accounts of its clients and trusts. Mr. Wunsch is President of Perrybell. Perrybell may vote shares held on behalf of its clients if they fail to direct the manner in which the shares are to be voted and may exercise limited investment powers with respect to the shares. Title to all shares is held by Forsam & Co. (of which Mr. Wunsch is a general partner) or Cede & Co., as nominee for Perrybell.

3 Merrill Lynch Asset Management, L.P. ("MLAM"), is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."). The positions of MLAM reported on Form 13F and Schedule 13G regarding shares of Common Stock of the Company held by MLAM are also reported on behalf of ML&Co., which may be deemed to share with MLAM investment discretion and voting authority with respect to such positions. Unless otherwise indicated on its Form 13F or Schedule 13G, MLAM has sole voting authority with respect to shares of Common Stock reported thereon.
4 Includes (a) shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement and (b) shares held in trust for the benefit of the executive officers pursuant to the Company's
     Retirement Savings Plan and (the "Retirement Plan"). For Mr. Cadogan (a) options to purchase 119,193 shares and (b) 680 shares held through the Retirement Plan; for Mr. Brown (a) options to purchase 6,666 shares and (b)
     75 shares held through the Retirement Plan; for Mr. Davis (a) options to purchase 81,633 shares and (b) 1,771 shares held through the Retirement
     Plan; for Mr. Lawrence (a) options to purchase 5,500 shares and (b) 0 shares held through the Retirement Plan; and for Mr. Porter (a) options to purchase 493 shares and (b) 750 shares held through the Retirement Plan.
5 Includes shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement granted under the Company's
     Nonemployee Director Stock Option Plan. For Mr. Wheaton options to purchase
     5,000  shares; for Mr.  Holloran options to purchase  5,000 shares; for Mr.
     Oswald options to purchase 5,000 shares; for Mr. Sullivan options to purchase 5,000 shares; for Mr. Wunsch options to purchase 5,000 shares; for Ms. Johnson options to purchase 3,000 shares; and for Mr. Rosso options to purchase 3,000 shares.
6 Does not include 1,805,151 shares held in custody by Perrybell, of which Mr. Wunsch is President. See footnote 2 above.
7 Includes (a) 267,105 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement and (b) 4,920 shares held in trust for the benefit of executive officers pursuant to the Retirement Plan.

                             ELECTION OF DIRECTORS

    The number of directors is currently set at ten, and the directors are divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. James C. Castle was elected a director by the Board of Directors in November 1994 to fill an existing vacancy. Also in November 1994 the Board of Directors increased the number of directors from nine to ten, and Alan E. Ross was elected a director. Thomas E. Holloran, Charles W. Oswald, Alan E. Ross and Warde F. Wheaton are the directors in the class whose term expires at the Annual Meeting. The Board of Directors has nominated Dr. Castle for election to the Board at the Annual Meeting for a term expiring at the Annual Shareholders' Meeting in 1996, and has nominated Messrs. Holloran, Oswald, Ross and Wheaton for election to the Board at the Annual Meeting for terms expiring at the Annual Shareholders(9) Meeting in 1998.

    The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the meeting is required for the election of the above nominees to the Board of Directors. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Dr. Castle and Messrs. Holloran, Oswald, Ross and Wheaton. Shares represented by proxies as to which the authority to vote for a nominee has been withheld will be deemed present and entitled to vote for purposes of determining the existence of a quorum and calculating the numbers of votes cast, but will be deemed not to have been voted in favor of the candidate with respect to whom the proxy authority has been withheld. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named as proxies will vote for such other person as the Board of Directors or proxies may designate.

    The table below gives certain information concerning the nominees and other directors:

          NAME             AGE       NOMINEE OR CONTINUING DIRECTOR AND TERM
- -------------------------  ---   ------------------------------------------------
James C. Castle, Ph.D.     58    Director; nominee with term expiring in 1996
Thomas E. Holloran         65    Director; nominee with term expiring in 1998
Charles W. Oswald          66    Director; nominee with term expiring in 1998
Alan E. Ross               59    Director; nominee with term expiring in 1998
Warde F. Wheaton           65    Director; nominee with term expiring in 1998
William J. Cadogan         46    Director with term expiring in 1997
B. Kristine Johnson        43    Director with term expiring in 1997
Jean-Pierre Rosso          54    Director with term expiring in 1997
Donald M. Sullivan         59    Director with term expiring in 1996
John D. Wunsch             46    Director with term expiring in 1996

    Dr. Castle has been a director of the Company since November 1994. He has been the Chairman of the Board and Chief Executive Officer of U.S. Computer Services, the leading provider worldwide of computer services to the cable industry and a provider of billing services to the cable, telephony, financial services and utility industries, since August 1992. For one year prior to such time, he was President of Teradata Corporation, until that company merged with NCR Corporation, a subsidiary of AT&T. From October 1987 to August 1991 he was Chairman of the Board, President, Chief Executive Officer and a director of Infotron Systems Corporation. Dr. Castle is a director of Par Technology Corp., Leasing Solutions, Inc. and Digital Sound Corporation.

    Mr. Holloran has been a director of the Company since 1985. He has held the position of Professor in the Graduate School of Business at the University of St. Thomas, St. Paul, Minnesota, since 1985. From 1976 to 1985, Mr. Holloran served as Chairman of the Board and Chief Executive Officer of Inter-Regional Financial Group, Inc. Mr. Holloran is a director of Flexsteel Industries, Inc., Medtronic, Inc., MTS Systems Corporation and National City Bancorporation.

    Mr. Oswald has been a director of the Company since 1985. Since 1970 he has served as Chairman of the Board and a director of National Computer Systems, Inc., a provider of information systems and services to education, commercial and financial markets. He was also the Chief Executive Officer of that company from 1970 to October 1994.

    Mr. Ross has been a director of the Company since November 1994. In 1993 he became President of the Telecommunications Division at Rockwell Corporation, where he has been employed since 1988. From 1990 to 1993 Mr. Ross was Vice President of the Digital Communications Division at Rockwell Corporation, and from 1988 to 1990 he was Vice President and General Manager of the Network Transmission Systems Division of that company.

    Mr. Wheaton has been a director of the Company since 1980. He served as President of the Defense and Marine Systems Business of Honeywell Inc., a manufacturer of control and information systems, from January 1988 until his retirement in April 1989. Prior to such time Mr. Wheaton served as Executive Vice President of Honeywell's Aerospace and Defense Business.

    Mr. Cadogan has been a director of the Company since 1991. He has been President and Chief Operating Officer of the Company since May 1990, Chief Executive Officer since November 1991 and Chairman of the Board since February 1994. He was Senior Vice President of the Telecom Group of the Company from June 1989 through May 1990 and served as a Vice President from June 1987 through June 1989. Prior to joining the Company Mr. Cadogan was employed by Intelsat, most recently as General Manager of Business Development. Mr. Cadogan is a director of Banta Corp.

    Ms. Johnson has been a director of the Company since 1990. She is a Vice President of Medtronic, Inc., a manufacturer of cardiac pacemakers and other medical products, and General Manager of its Tachyarrhythmia Management
business. She has served as a Vice President of Medtronic since 1984. Ms. Johnson is a director of Pentair, Inc.

    Mr. Rosso has been a director of the Company since 1993. In April 1994 Mr. Rosso became President and Chief Executive Officer of J. I. Case Company, a manufacturer of construction and farm equipment that is a subsidiary of Tenneco Inc. Mr. Rosso was President of the Home and Building Control Division of Honeywell Inc. from 1991 to 1994 and President of Honeywell Europe from 1987 to 1991. Mr. Rosso is a director of the Case Corporation.

    Mr. Sullivan has been a director of the Company since 1990. He has served as President and a director of MTS Systems Corporation, a manufacturer of products, systems and software that analyze engineering designs, evaluate materials and automate production processes, since 1982. He has been Chief Executive Officer since 1987 and Chairman of the Board since May 1994 . His prior positions with MTS included Chief Operating Officer, Executive Vice President and Vice President. Mr. Sullivan is a director of TSI Incorporated.

    Mr. Wunsch has been a director of the Company since 1991. He has served as President of Perrybell Investments, Inc., a registered investment advisory company, since August 1990. He was Executive Director of the law firm of Bogle & Gates from September 1988 through August 1990.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the fiscal year ended October 31, 1994, the Board of Directors held eight meetings and acted twice by written action. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he or she served. The Board of Directors has an Audit Committee and a Compensation and Organization Committee.

    The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. The Audit Committee is comprised of Messrs. Sullivan, Holloran and Oswald. During fiscal 1994, the Audit Committee held two meetings.

    The Compensation and Organization Committee determines the compensation for executive officers of the Company, establishes the Company's compensation policies and practices and recommends to the Board of Directors nominees for directors. No procedures have been established for considering nominations by shareholders. The Compensation and Organization Committee is comprised of Messrs. Holloran, Rosso, Wheaton and Wunsch and Ms. Johnson. During fiscal 1994, the Compensation and Organization Committee held four meetings, and acted four times by written action.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company are paid an annual retainer of $16,000 plus a fee of $1,000 for each Board meeting attended and $850 for each committee meeting attended. In addition, directors acting as chairpersons of Board committees receive an additional annual retainer of $1,500. Amounts received by a director may be deferred pursuant to the Company's Restated Compensation Plan for Directors. Interest is paid on deferred amounts based on the prime commercial rate of Norwest Bank Minnesota, N.A.

    Since 1990, the Company has maintained a Supplemental Retirement Plan for nonemployee directors. The Supplemental Retirement Plan covers directors who die or retire from the Board after at least five years of continuous service as a director. The Supplemental Retirement Plan provides for monthly benefits for a period of time based on the director's service or, in the event of death before all benefits are paid, for death benefits payable to the director's estate. The monthly amount of the benefit is equal to 1/12 of the director's annual retainer in effect at the director's retirement or death. The benefit is payable monthly for the period of months equal to the director's service but cannot exceed 120 months. Benefits are payable upon the later of (i) the date the director attains age 65 or (ii) the date the director ceases to be a director. In the event of a change in control of the Company, unpaid benefits are commuted to a present value lump sum and paid within five days of the change in control. In the event of the director's death, unpaid benefits are commuted to a present value lump sum and paid to the director's estate.

NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

    Since 1991, the Company has maintained a Nonemployee Director Stock Option Plan under which new nonemployee directors are automatically granted options to purchase Common Stock of the Company upon initial election to the Board and incumbent nonemployee directors are automatically granted options to purchase Common Stock annually. A description of the Nonemployee Director Stock Option Plan and certain proposed amendments to such plan are set forth below under the caption "Proposal to Amend the Nonemployee Director Stock Option Plan."

                             EXECUTIVE COMPENSATION

COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    OVERVIEW AND PHILOSOPHY

    The Compensation and Organization Committee (the "Committee") of the Board of Directors is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee has available to it an outside compensation consultant and access to independent compensation data.

    The objectives of the Company's executive compensation program are to:

        - Support the achievement of desired Company performance.

        - Provide compensation that will attract and retain superior talent and reward performance.

        - Align the executive officers' interests with the success of the Company by placing a portion of pay at risk: payout dependent upon corporate performance.

    The executive compensation program provides an overall level of compensation opportunity that is competitive within the telecommunications and electronics industries, as well as with a broader group of companies of comparable size and complexity (collectively, with the industry competitors, the "Comparable Companies"). Many of these companies are included in the Telecommunications Equipment Company Index, a stock performance index comprised of approximately 150 companies which appears in the table under the caption "Comparative Stock Performance" below.

    The Committee retains the right to exercise its discretion to set executive compensation at levels warranted in its judgment by external, internal or an individual's circumstances. Therefore, actual compensation levels may be greater or less than average competitive levels in the Comparable Companies based upon annual and long-term Company performance, as well as individual performance factors, including achievement of strategic goals and business objectives. The Committee noted and took into account that in fiscal 1994 the Company grew its revenue by 23% and its operating income by 28% over fiscal 1993, and that the total shareholder return on the Common Stock of the Company in fiscal 1994 was 29%.

    EXECUTIVE OFFICER COMPENSATION PROGRAM

    The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical, pension and employee stock purchase plans generally available to employees of the Company.

    BASE SALARY

    Base salary levels for the Company's executive officers are competitively set relative to the Comparable Companies. The base salary levels of the Company's executive officers are initially targeted at the 50th percentile in comparison to the Comparable Companies. In determining actual salaries, the Committee also takes into account individual experience and performance in the preceding 12 months, and other issues particular to the Company. Salary adjustments are made at the beginning of the third quarter of the fiscal year.

    ANNUAL INCENTIVE COMPENSATION

    The Management Incentive Plan (the "MIP") is the Company's annual incentive program for executive officers and key managers. The MIP closely ties Company financial performance to the executives' annual incentive payment. The purpose of the MIP is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the annual goals of the Company and their respective business units. Threshold, target and maximum goals for Company and business unit performance and personal performance are set at the beginning of each fiscal year. Target bonus awards are set at a median level within the Comparable Companies. As to any goal, if the Company and/or the relevant business unit achieves its threshold results, the bonus award with respect to that goal would be equal to 30% of the targeted payout, while achievement of the maximum result would yield a payout equal to 200% of the target for that goal. No bonus is paid, however, unless the return on shareholder equity in the measured fiscal year is at least 10%. For the purposes of the MIP, "return on equity" is defined as the percentage determined by dividing (i) the net income of the Company for such fiscal year by (ii) the total shareholders' investment in the Company as of the end of the next preceding fiscal year.

    In fiscal 1994, the following measures of Company performance and weighting were selected: 35% on corporate and business unit revenue, 35% on corporate and business unit operating income, 10% on international revenue and 20% on individual performance. In fiscal 1994, the Company significantly exceeded its revenue and operating income targets. Performance with respect to its international revenues, while significantly better than 1993, was somewhat below target.

    STOCK OPTION AND RESTRICTED STOCK PROGRAM

    The stock option and restricted stock program is the Company's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interest by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

    The 1991 Stock Incentive Plan authorizes the Committee to award key executives stock options and other stock and stock-based awards, including shares of restricted stock. The plan permits cash payments to reimburse executives for personal income taxes incurred upon the lapsing of restrictions on restricted stock. Awards are made at a level that the Committee believes is calculated to be competitive with the Comparable Companies. The Committee, at its discretion, may authorize awards up to 50% less or more than the awards at the Comparable Companies depending on Company performance. Currently, stock options are granted in three-year grant intervals at an option price equal to the fair market value of the Company's Common Stock on the date of grant, have ten-year terms and have exercise restrictions that lapse ratably over a three-year period. Restricted stock grants have historically been made in two year award intervals and upon the hiring of a key manager, and such awards typically vest 100% three years after grant. In October 1993, the Committee decided that executive officers would receive only stock options, rather than stock options and shares of restricted stock, as part of the regular stock award program. In October 1994, the Committee extended this policy to all regular stock award participants.

    Consistent with the Committee policy to grant awards on a cyclical basis, there was a restricted stock award made to key managers in November 1993. The restrictions will lapse on the restricted stock on October 31, 1996. Executive officers did not receive restricted stock awards but did receive stock option grants. One-third of the option shares vest on each of October 31, 1994, 1995 and 1996. For stock awards granted in fiscal 1994, the Committee took into consideration past Company performance in determining the size of awards.

    BENEFITS

    The Company provides medical and pension benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") relating to executive compensation, did not exceed 10% of salary for fiscal 1994.

    CHIEF EXECUTIVE OFFICER COMPENSATION

    During fiscal 1994, the Committee conducted a special review of the Chief Executive Officer's compensation program. The Committee conducted the special review to ensure the Chief Executive Officer's total compensation opportunity was properly positioned vis-a-vis external opportunities, was properly reflective of past and expected future performance as well as his additional responsibility as Chairman of the Board, provided an appropriate performance incentive, and placed a significant retention element in the program. As a result of this special review, the Committee made two changes to Mr. Cadogan's compensation program. First, the Committee raised his salary from $305,000 to $400,000 effective May 7, 1994. Second, the Committee made a special 100,000 share stock option grant on April 12, 1994.

    The salary adjustment was based upon a number of factors, including a highly competitive external pay market and Mr. Cadogan's contribution to the performance of the Company and its Common Stock. The base salary of $400,000 places Mr. Cadogan's pay at approximately the median of the salaries of chief executive officers of the Comparable Companies.

    Mr. Cadogan received two stock option grants during the fiscal year. As stated above, he received a special 100,000 share stock option grant on April 12, 1994. One-third of the option shares vest on each of April 12, 1998, 1999 and 2000. He also received a 4,000 share stock option grant on November 1, 1993, in accordance with the Committee policy to grant stock awards on a cyclical basis as described above. One-third of the option shares vest on each of October 31, 1994, 1995 and 1996.

    Mr. Cadogan's bonus in fiscal 1994 was determined in accordance with the MIP. It was $300,000, which represented 172% of the composite target under the MIP. Although 1994 bonus information is not available at this time for most of the Comparable Companies, the Committee believes Mr. Cadogan's fiscal 1994 bonus of $300,000 will be well above the median of 1994 bonuses awarded to chief executive officers of the Comparable Companies. In addition to the Company's financial results, the Committee also considered in connection with the 20% individual performance component of the MIP, without assigning relative weights thereto, his individual performance with respect to the following objectives set at the beginning of the fiscal year: leadership, strategic planning, succession planning, human resources, communication with stakeholders, and community, industry and board relations. The Committee believes Mr. Cadogan continues to demonstrate effective leadership, has placed the Company in a strong position for future growth, and has enabled the Company to achieve extremely strong results in fiscal 1994. The Committee believes the Company's financial performance in fiscal 1994 was significantly above the median financial performance of the Comparable Companies.

    SECTION 162(M)

    In order to comply with the proposed guidelines under Section 162(m) of the Internal Revenue Code of 1986, as amended (the"Code"), the Company is proposing to amend its 1991 Stock Incentive Plan. See "Proposal to Amend the 1991 Stock Incentive Plan" below. It is the Committee's understanding that this amendment will allow future stock option grants to be considered "qualified performance-based compensation."

    The Committee does not believe that annual compensation for Section 162 (m) purposes for any of the executives named in the table set forth under the caption "Summary Compensation Table" below will exceed $1,000,000 in fiscal 1995, assuming the proposed changes to the 1991 Stock Incentive Plan are approved. The Committee will continue to monitor this matter and may propose additional changes to the executive compensation program in future years if warranted.

                                          Thomas E. Holloran, Chairman
                                          B. Kristine Johnson
                                          Jean-Pierre Rosso
                                          Warde F. Wheaton
                                          John D. Wunsch
                                          Members
                                          Compensation and Organization
                                          Committee

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.


                                                 ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                                      -----------------------------------------    --------------------------------------------
                                                                      OTHER        RESTRICTED     SECURITIES
                                                                      ANNUAL         STOCK        UNDERLYING       ALL OTHER
             NAME AND                         SALARY    BONUS(1)   COMPENSATION    AWARDS(2)       OPTIONS/     COMPENSATION(3)
        PRINCIPAL POSITION            YEAR     ($)        ($)          ($)            ($)          SARS (#)           ($)
- -----------------------------------   ----   --------   --------   ------------    ----------     -----------   ---------------
William J. Cadogan,                   1994   $356,780   $300,000   $163,836(4)        -0-         104,000/-0-       $30,791
 Chairman of the                      1993   $289,424   $160,000   $132,676(4)        -0-             -0-/-0-       $22,384
 Board, President and Chief           1992   $268,212   $ 96,632     -0-           $  50,750 (5)   82,800/-0-       $15,939
 Executive Officer
Bruce W. Brown, Vice                  1994   $219,848   $ 85,938     -0-              -0-             -0-/-0-       $ 4,119
 President, and President             1993   $ 70,269   $ 28,000     -0-           $ 114,950 (7)   20,000/-0-       $97,500
 Fibermux Corporation(6)
Lynn J. Davis, Senior Vice            1994   $199,439   $105,033   $122,877(4)        -0-           3,375/-0-       $20,496
 President, General Manager,          1993   $168,769   $ 96,631   $ 76,283(4)        -0-             -0-/-0-       $13,213
 Broadband Connectivity               1992   $159,965   $ 29,071     -0-           $  38,063 (5)   28,400/-0-       $ 8,756
 Division
Frederick D. Lawrence, Senior Vice    1994   $175,577   $123,778     -0-              -0-          35,000/-0-       -0-
 President
 Transmission Group(8)
William B. Porter, Vice               1994   $161,390   $187,942   $ 90,110(4)        -0-           2,875/-0-       $18,516
 President, and President             1993   $153,610   $ 66,688     -0-              -0-             -0-/-0-       $ 7,229
 Kentrox Industries, Inc.(9)          1992   $125,454   $  3,682     -0-           $  27,913 (5)   19,600/-0-       $ 4,338

- ------------------------------
(1)  The  bonus  amounts  are  payable  pursuant  to  the  Company's  Management
     Incentive   Plan  described  above  under  the  caption  "Compensation  and
     Organization Committee Report on Executive Compensation."

(2) The value of the restricted stock awards was determined by multiplying the fair market value of the Company's Common Stock on the date of grant by the number of shares awarded. As of October 31, 1994, none of the executive officers named in the table held restricted stock awards, except for Mr. Brown. As of such date Mr. Brown had aggregate restricted stock award holdings of 3,800 shares valued at $179,075. If any dividends are paid with respect to the Company's Common Stock, such dividends will be paid on the restricted stock.

(3) The compensation reported represents (a) Company contributions (excluding employee earnings reduction contributions) under the Company's Retirement Savings Plan and (b) amounts credited under the Company's 401(k) Excess Plan (excluding employee deferred compensation). Company contributions under the Retirement Savings Plan accrued during fiscal 1994 were as follows: $8,291 to Mr. Cadogan; $3,357 to Mr. Brown; $8,342 to Mr. Davis; $0 to Mr. Lawrence; and $7,491 to Mr. Porter. The amounts credited under the 401(k) Excess Plan were as follows: $21,000 to Mr. Cadogan; $0 to Mr. Brown; $9,730 to Mr. Davis; $0 to Mr. Lawrence; and $8,714 to Mr. Porter. In the case of Mr. Brown, the compensation reported for 1993 was a hiring bonus of $80,000 and a relocation bonus of $17,500.

(4) Represents Company reimbursement of income taxes payable by this executive officer upon the lapsing in fiscal 1994 and 1993 of restrictions on previously granted restricted stock awards pursuant to the 1991 Stock Incentive Plan.

(5) These restricted stock awards were granted on November 25, 1991, and vested on October 31, 1994. The number of shares awarded was as follows: 4,000 shares to Mr. Cadogan; 3,000 shares to Mr. Davis; and 2,200 shares to Mr. Porter.

(6)  Mr. Brown became employed by the Company in July 1993.

(7) A restricted stock award of 3,800 shares was granted to Mr. Brown on July 12, 1993, and will vest on October 31, 1996, if Mr. Brown is employed by the Company through such date.

(8)  Mr. Lawrence became employed by the Company in March 1994.

(9) Mr. Porter resigned from employment with the Company effective January 1, 1995. In connection with Mr. Porter's resignation from the Company, the Company entered into an agreement with Mr. Porter under which he will provide consulting services to the Company. The agreement has a term extending from January 1, 1995, to December 31, 1995, after which time the term of the agreement continues on a month-to-month basis unless terminated by either party upon 30 days notice to the other party. Under the agreement, the Company will pay Mr. Porter a monthly retainer of $3,000 and an additional day rate amount of $1,500 for specific projects undertaken by Mr. Porter at the request of the Company.

OPTIONS AND STOCK APPRECIATION RIGHTS

    The following tables summarize option grants and exercises during fiscal 1994 to or by the executive officers named in the Summary Compensation Table above, and the value of the options and Stock Appreciation Rights ("SARs") held by such persons at the end of fiscal 1994. No SARs were granted or exercised during fiscal 1994.

                        OPTION/SAR GRANTS IN FISCAL 1994

                            INDIVIDUAL GRANTS
- -------------------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                         NUMBER OF                                          AT ASSUMED ANNUAL RATES OF
                         SECURITIES     % OF TOTAL    EXERCISE             STOCK PRICE APPRECIATION FOR
                         UNDERLYING      OPTIONS      OR                      OPTION TERM COMPOUNDED
                        OPTIONS/SARS    GRANTED TO     BASE                          ANNUALLY
                          GRANTED      EMPLOYEES IN    PRICE   EXPIRATION  ----------------------------
         NAME               (#)        FISCAL YEAR    ($/SHARE)    DATE     0%       5%         10%
- ----------------------  ------------   ------------   -------  ----------  ----  ----------  ----------
William J. Cadogan         4,000(1)       1.8%        $36.750     11/1/03  $  0  $   92,448  $  234,280
                         100,000(2)      44.6%        $39.250     4/12/04  $  0  $2,468,411  $6,255,439
Bruce W. Brown                 0            0%             $0           0  $  0  $        0  $        0
Lynn J. Davis              3,375(3)       1.5%        $36.750     11/1/03  $  0  $   78,003  $  197,674
Frederick D. Lawrence     35,000(4)      15.6%        $38.750     3/22/04  $  0  $  852,938  $2,161,513
William B. Porter          2,875(5)       1.3%        $36.750     11/1/03  $  0  $   66,447  $  168,389

- ------------------------
(1) These options were granted on November 1, 1993, and have or will become exercisable as follows: 1,333 shares on October 31, 1994; 1,333 shares on October 31, 1995; and 1,334 shares on October 31, 1996.

(2) These options were granted on April 12, 1994, and have or will become exercisable as follows: 33,333 shares on October 31, 1998; 33,333 shares on October 31, 1999; and 33,334 shares on October 31, 2000.

(3) These options were granted on November 1, 1993, and have or will become exercisable as follows: 1,125 shares on October 31, 1994; 1,125 shares on October 31, 1995; and 1,125 shares on October 31, 1996.

(4) These options were granted on March 22, 1994, and have or will become exercisable as follows: 5,500 shares on October 31, 1994; 9,833 shares on October 31, 1995; 9,833 shares on October 31, 1996; and 9,834 shares on October 31, 1997.

(5) These options were granted on November 1, 1993. Of the shares subject to these options, 493 became exercisable on October 31, 1994; options for the remaining shares terminated on December 31, 1994, as a result of Mr. Porter's resignation from employment with the Company as of that date.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1994 AND
                VALUE OF OPTIONS AND SARS AT END OF FISCAL 1994

                                                         NUMBER OF UNEXERCISED
                                                          OPTIONS/SARS AT END   VALUE OF UNEXERCISED IN-THE-
                                SHARES         VALUE        OF FISCAL 1994      MONEY OPTIONS/SARS AT END OF
                              ACQUIRED ON   REALIZED(1)      (EXERCISABLE/       FISCAL 1994 (EXERCISABLE/
           NAME              EXERCISE (#)       ($)         UNEXERCISABLE)           UNEXERCISABLE)(2)
- ---------------------------  -------------  -----------  ---------------------  ----------------------------
William J. Cadogan                 6,600    $   196,350       121,193/110,547(3)       $4,232,989/$1,086,537(3)
                                   8,000    $   258,000

Bruce W. Brown                         0              0          6,666/13,334(4)           $112,488/$225,011(4)

Lynn J. Davis                          0              0          81,633/2,250(5)          $2,991,057/$23,343(5)

Frederick D. Lawrence                  0              0          5,500/29,500(4)            $46,062/$247,062(4)

William B. Porter                  5,000    $   132,812          10,958/1,917(4)            $354,314/$19,888(4)

- ------------------------
(1) Value determined by subtracting the exercise price per share from the market value per share of the Company's Common Stock at date of exercise.

(2) Value determined by subtracting the exercise price per share from the market value per share of the Company's Common Stock at the end of fiscal 1994.

(3) The amounts indicate the number and value of unexercised options held by Mr. Cadogan as of October 31, 1994. As of such date, Mr. Cadogan also held unexercised limited stock appreciation rights ("LSARs") with respect to 33,400 shares, all of which are exercisable in the event of a change in control of the Company and were valued at $1,573,975 as of the end of fiscal 1994. Such LSARs were granted in tandem with options granted in fiscal 1990. The exercise of an option reduces the number of LSARs by a corresponding number of shares, and the exercise of an LSAR would similarly reduce the number of shares subject to the related option.

(4) The amounts indicate the number and value of unexercised options held as of October 31, 1994. As of such date, no SARs or LSARs were held by such executive officer.

(5) The amounts indicate the number and value of unexercised options held by Mr. Davis as of October 31, 1994. As of such date, Mr. Davis also held unexercised LSARs with respect to 20,000 shares, all of which are exercisable in the event of a change in control of the Company and were valued at $942,500 as of the end of fiscal 1994. Such LSARs were granted in tandem with options granted in fiscal 1990. The exercise of an option reduces the number of LSARs by a corresponding number of shares, and the exercise of an LSAR would similarly reduce the number of shares subject to the related option.

PENSION PLANS

    The Company's Pension Plan, which is a tax qualified defined benefit pension plan, provides for monthly benefits for life upon retirement and survivor benefits for the spouse of an employee who dies before retirement. Benefit payments are based on the sum of a "past service benefit" and a "future service benefit." The past service benefit is calculated on the basis of a formula which multiplies the number of years of credited service prior to January 1, 1988, by a dollar amount equal to 1% of the employee's average annual compensation for the five years prior to January 1, 1988, plus .5% of the employee's average annual compensation in excess of $30,000. The future service benefit equals the sum of the benefit amounts determined separately under a formula for each calendar year of service after December 31, 1987, including the year of retirement. The benefit amount for the plan year ended December 31, 1988, is calculated on the basis of a formula which divides the number of days of employment in 1988 by 365 and multiplies that figure by a dollar amount equal to 1% of the employee's annualized compensation for the year plus .5% of the employee's annualized compensation in excess of the Social Security table wage base for that year. The benefit amounts for the plan year ended December 31, 1989, and all plan years thereafter are calculated on the basis of a formula which divides the number of days of employment in each such year by 365 and multiplies that figure by a dollar amount equal to 1% of the employee's annualized compensation for the year up to the adjusted covered compensation for the year plus 1.4% of the employee's annualized compensation for the year in excess of the adjusted covered compensation for that year. Adjusted covered compensation is a rounded amount which is 150% of the average of the Social Security taxable wage bases in effect for the 35-year period ending in the year the benefit is being determined for an individual who attains Social Security retirement age in such year. Adjusted covered compensation for the 1994 plan year was $36,600. No more than 30 years can be taken into account in determining the past and future service benefits. Effective January 1, 1994, the Pension Plan was amended to provide a minimum benefit for both past and future service equal to $25 for each month of benefit service. In order to be eligible for the minimum benefit for service prior to January 1, 1994, a participant must have had average annual hours of employment for the ten year period ended December 31, 1993, (or total employment, if less than ten years) of at least 1,872. Eligibility for the minimum benefit for service since December 31, 1993, requires a minimum of 1,872 total hours of employment for each Plan Year. The pension benefit will be equal to the greater of (a) the past and future service formula calculations, or (b) the minimum benefit. If a participant does not qualify for the minimum benefit, the pension benefit will be based on the results of the past and future service formulas. The estimated annual benefits payable to Messrs. Cadogan, Brown, Davis and Lawrence upon normal retirement at age 65 are $53,593, $0, $52,300 and $35,506, respectively. These estimates are based on the assumption that each such employee's compensation remains equal to the employee's current salary plus his current target bonus payable under the Company's Management Incentive Plan (the "MIP"). The annual benefit payable to Mr. Porter is $10,522, which reflects the actual rather than the estimated amount as of December 31, 1994, the effective date of his retirement from employment with the Company. Such benefit will become payable beginning on February 10, 1997, when Mr. Porter attains age 65.

    The Company maintains a Pension Excess Plan intended to compensate certain employees, as determined in the discretion of the Board of Directors, for the amount of benefits lost under the Pension Plan due to participation in the Company's Deferred Compensation Plan (which permits employees to defer until retirement payments made to them under the MIP) and for benefits which cannot be paid from the Pension Plan because of maximum benefit and compensation limitations under the Code. Upon termination of employment, participants receive a lump sum payment equal to the amount of such benefits. The estimated annual benefits payable under the Pension Excess Plan to Messrs. Cadogan, Brown, Davis and Lawrence upon normal retirement at age 65 are $129,705, $0, $41,039 and $60,042, respectively. These estimates are based on the assumption that each employee's compensation until retirement remains equal to the individual's current salary plus his current target bonus payable under the Company's MIP. The annual benefit payable to Mr. Porter is $4,205, which reflects the actual rather than the estimated amount as of December 31, 1994, the effective date of his retirement from employment with the Company. Such benefit became payable on January 1, 1995.

    In March 1993, the Company entered into a Supplemental Executive Retirement Plan with Mr. Cadogan, effective as of November 1, 1990 (the "SERP"). The SERP provides for supplemental retirement income benefits that allow Mr. Cadogan, upon the termination of his employment with the Company and subject to certain conditions, to receive a single lump sum payment on the first day of the calendar month following his termination of employment with the Company. The amount payable to Mr. Cadogan is derived from a formula based upon an amount equal to 50% of Mr. Cadogan's average monthly compensation during the preceding five years less the total of all benefits attributable to employer contributions which are payable to Mr. Cadogan from the Company's Pension Plan, Pension Excess Plan, Retirement Savings Plan, 401(k) Excess Plan and certain Social Security benefits payable to him. Reductions from this amount are made if Mr. Cadogan's employment termination occurs (i) prior to his completion of eight years of employment with the Company or (ii) prior to his 60th birthday (or both). Benefits payable under the SERP are unfunded and will be paid only from the general assets of the Company.

CHANGE IN CONTROL ARRANGEMENTS

    The Company maintains a Severance Pay Plan to provide severance pay in the event of a "change in control" of the Company for executive officers and other employees of the Company who are participants in the MIP. The Severance Pay Plan provides for severance pay to those covered employees who terminate employment, either voluntarily or involuntarily, during the two-year period following a change in control. Payment is based on the sum of the employee's base salary and bonus under the MIP, if any. The Severance Pay Plan also provides for a pro rata payment of the employee's bonus under the MIP. Payment will be made in a lump sum upon termination. If there had been a change in control of the Company as of the end of fiscal 1994 and the employment of the five executive officers named in the Summary Compensation Table were immediately terminated, then Messrs. Cadogan, Brown, Davis, Lawrence and Porter would have been entitled to receive, pursuant to the terms of the Severance Pay Plan, lump sum payments upon termination of $1,970,340, $611,572, $608,944, $598,710 and $698,664, respectively.

    The Company has certain other compensatory arrangements with its executive officers which will result from a change in control of the Company. All stock option agreements outstanding under the Company's employee stock option and stock award plans provide for the acceleration of exercisability of options if the optionee's employment is terminated within two years following a change in control (except in certain cases where the optionee is terminated for "cause" or resigns without "good reason"). All restricted stock award agreements provide for pro rata vesting of all outstanding shares of restricted stock following a change in control and for full vesting of such shares if the holder's employment is terminated within two years following a change in control. The Retirement Savings Plan and 401(k) Excess Plan prohibit any decrease in benefits payable under such plans during the two-year period following a change in control of the Company. The Pension Plan prohibits any decrease in benefits payable under the Pension Plan during such two-year period and credits up to two years of additional service for employees who terminate employment during this period. The Pension Excess Plan prohibits any decrease in benefits during the two-year period following a change in control of the Company.

                         COMPARATIVE STOCK PERFORMANCE

    The table below compares the cumulative total shareholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return on the S&P 500 Index and the Telecommunications Equipment Company Index (the "Telco Index") over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the Telecommunications Equipment Company Index on October 31, 1989, and reinvestment of all dividends).

                                  TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            THE COMPANY     S&P 500(1)   TELCO INDEX(2)
1989            100            100            100
1990            107             54             92
1991            159             89            123
1992            236             95            135
1993            475            213            156
1994            613            227            162

(1) Total return calculations for the S&P 500 Index were performed by Investor's Business Daily and are price value calculations. The total return calculations for the graph in the Company's 1994 proxy statement were performed by another firm and were market value calculations. Price value calculations were not available to the Company at the time the 1994 proxy statement was prepared, but the Company has elected to use price value calculations for this Proxy Statement because the Company believes price value calculations are a better indication of stockholder return.
(2) The Telco Index (consisting of approximately 150 companies) is maintained and reported by Investor's Business Daily. Total return calculations for this index were performed by Investor's Business Daily and are price value calculations.

                            SECTION 16(A) REPORTING

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended October 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied.

                PROPOSAL TO AMEND THE 1991 STOCK INCENTIVE PLAN

PROPOSED AMENDMENTS

    In December 1994, the Company's Board of Directors adopted, subject to shareholder approval, amendments to the Company's 1991 Stock Incentive Plan, as amended, (the "Incentive Plan") (a) to increase the number of shares of the Company's Common Stock available for issuance pursuant to awards thereunder from 2,743,060 to 4,107,927 and (b) in order to satisfy the requirements of Section 162(m) of the Code, to provide that no employee may be granted any options or other awards under the Incentive Plan (the value of which options or awards under the Incentive Plan is based solely on an increase in the value of shares of Common Stock after the date of grant) for more than 250,000 shares in the aggregate in any calendar year.

    The Board of Directors believes that stock options and restricted stock awards have been, and will continue to be, an important compensation element in attracting and retaining key employees. As of December 31, 1994, only 998,061 shares of Common Stock remained available for future grants of stock options, restricted stock and other awards under the Incentive Plan. The Board of Directors believes that the increase in authorized shares is necessary because of the need to continue to make awards under the Incentive Plan to attract and retain key employees.

    The amendment to limit the amount of options and certain other awards under the Incentive Plan that may be made to any employee in any calendar year is necessary in order to allow the Company to fully deduct certain compensation to executive officers attributable to such options or awards. The Omnibus Budget Reconciliation Act of 1993 created a new tax limitation governing the deductibility of compensation in excess of $1,000,000 paid to any of the executive officers of a publicly traded company whose compensation is required to be disclosed in such company's proxy statement. Under Section 162(m) of the Code, one of the requirements that must be satisfied, in order for certain executive compensation related to options or certain other awards under the Incentive Plan to be "qualified performance-based compensation" not subject to the $1,000,000 cap, is that the Company must place a limit on the number of shares subject to awards that may be granted to an employee during any calendar year under the Incentive Plan. Although the Board of Directors does not believe that compensation levels of the executive officers named above under the caption "Summary Compensation Table" will reach the Section 162(m) deductibility limits in fiscal 1995, the Board of Directors believes that it is important for the Company to take all steps reasonably necessary to ensure that the Company will be able to take all available tax deductions with respect to compensation resulting from stock options and certain other awards made under the Incentive Plan.

    If the amendments to the Incentive Plan are approved by the Company's shareholders, such amendments will be effective on February 28, 1995. If the amendments are not approved, they will not take effect.

SUMMARY OF INCENTIVE PLAN

    The purpose of the Incentive Plan is to aid the Company in maintaining and developing management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. All key employees of the Company and its subsidiaries and affiliates in which the Company has a significant equity interest are eligible to receive awards under the Incentive Plan. The Incentive Plan terminates on February 26, 2001, and no awards may be made after such date. However, unless otherwise expressly provided in the Incentive Plan or an applicable award agreement, any award granted may extend beyond the termination date of the Incentive Plan.

    The Incentive Plan permits the granting of: (a) stock options, including "incentive stock options" meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and stock options that do not meet such requirements ("Nonqualified Stock Options"), (b) stock appreciation rights, (c) restricted stock and restricted stock units, (d) performance awards and (e) dividend equivalents.

The Incentive Plan is administered by the Compensation and Organization Committee of the Company's Board of Directors (the "Committee"). The Committee has the authority to establish rules for the administration of the Incentive Plan; to select the key employees to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing cash dividends in connection with any deferred award of shares of Common Stock. Determinations and interpretations with respect to the Incentive Plan are in the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant awards with respect to individuals who are not subject to Section 16(b) of the Exchange Act. Awards are granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of Common Stock, cash or any combination thereof, as the Committee shall determine.

    The exercise price per share under any stock option or the grant price of any SAR cannot be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option or SAR. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by the tendering of shares of Common Stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price. Determinations of fair market value under the Incentive Plan are made in accordance with methods and procedures established by the Committee. For purposes of the Incentive Plan, the fair market value of shares of Common Stock on a given date is (i) the last sales price of the shares as reported on the Nasdaq Stock Market National Market, if the shares are then being quoted on the Nasdaq Stock Market National Market or (ii) the closing price of the shares on such date on a national securities exchange, if the shares are then being traded on a national securities exchange.

    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee shall so determine, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

    The holder of restricted stock may have all of the rights of a shareholder of the Company, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto, or such rights may be restricted. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Holders of restricted stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock (or a cash payment equal to the fair market value of such shares) at some future date. Upon termination of the holder's employment during the restriction period, restricted stock and restricted stock units shall be forfeited, unless the Committee determines otherwise.

    Performance awards provide the holder thereof the right to receive payment, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. A performance award granted under the Incentive Plan may be denominated or payable in cash, shares of Common Stock or restricted stock. Dividend equivalents entitle the holder thereof to receive payments (in cash or shares, as determined by the Committee) equivalent to the amount of cash dividends with respect to a specified number of shares.

    No award granted under the Incentive Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative.

    If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards become available for future awards under the Incentive Plan. Except as otherwise provided under procedures adopted by the Committee to avoid double counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted are counted against the aggregate number of shares available for granting awards under the Incentive Plan.

    If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, the Committee may, in such manner as it deems equitable, adjust (a) the number and type of shares (or other securities or property) which thereafter may be made the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the exercise price with respect to any award. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Incentive Plan or any award agreement in the manner and to the extent it shall deem desirable to carry the Incentive Plan into effect.

    The Board of Directors may amend, alter or discontinue the Incentive Plan at any time, provided that shareholder approval must be obtained for any change that (i) absent such shareholder approval, would cause Rule 16b-3 as promulgated by the SEC under the Exchange Act to become unavailable with respect to the Incentive Plan; (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to the Company; or (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the Incentive Plan.

    The following is a summary of the principal federal income tax consequences generally applicable to awards under the Incentive Plan. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Nonqualified Stock Option or SAR. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

    With respect to other awards granted under the Incentive Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of Common Stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount.

    Special rules apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, under current law, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period.

    Under the Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the optionee) to the Company to satisfy federal and state withholding tax obligations. In addition, the Committee may grant, subject to its discretion and such rules as it may adopt, a bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the receipt or exercise of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and the Company will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL TO AMEND THE INCENTIVE PLAN. Unless otherwise directed, the persons named in the accompanying Proxy intend to vote the Proxies held by them in favor of such proposal. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting on this item of business is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitute more than 25% of the outstanding shares of the Common Stock of the Company).

    If a shareholder abstains from voting as to this proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but shall not be deemed to have been voted in favor of this proposal. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this proposal, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to this proposal.

                             PROPOSAL TO AMEND THE
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

PROPOSED AMENDMENTS

    In December 1994, the Company's Board of Directors adopted, subject to shareholder approval, amendments to the Company's Nonemployee Director Stock Option Plan (the "Nonemployee Director Plan") (a) to increase from 2,000 to
4,000 shares the number of shares of Common Stock subject to the option automatically granted to each director of the Company who is not an employee of the Company or any of its subsidiaries (a "Nonemployee Director") following such Nonemployee Director's initial election to the Board of Directors and (b) to increase from 1,000 to 2,000 shares the number of shares subject to the option automatically granted to each incumbent Nonemployee Director who is reelected at or whose term continues after each annual meeting of the Company's shareholders. These options are granted with exercise prices equal to the closing price of the Company's Common Stock on the date the options are granted. The Board of Directors believes the proposed amendments are necessary to enhance the Company's competitive ability to attract and retain the services of experienced and knowledgeable Nonemployee Directors and provide additional incentive for such Nonemployee Directors to increase their interest in the Company's long-term success and progress.

    In order to qualify for certain transaction exemptions under the federal securities laws, it is necessary to obtain shareholder approval of the proposed amendments to the Nonemployee Director Plan. If the amendments are approved by the Company's shareholders, such amendments will be effective on February 28, 1995, and all Nonemployee Directors who are reelected at or whose terms continue after the Annual Meeting will receive an option to purchase 2,000 shares of the Company's Common Stock on the first business day immediately following the Annual Meeting. If the amendments are not approved by the Company's shareholders, such amendments will not take effect.

SUMMARY OF THE NONEMPLOYEE DIRECTOR PLAN

    A total of 110,000 shares of Common Stock are reserved for issuance under the Nonemployee Director Plan. Each Nonemployee Director of the Company is eligible to participate in the Nonemployee Director Plan. Under the Nonemployee Director Plan, an initial option to purchase 2,000 shares (the "Initial Option Grant") is granted automatically on the first business day immediately following each meeting of the Company's shareholders or Board of Directors to each Nonemployee Director, if any, who is elected to the Board of Directors for the first time at such meeting. If the proposed amendments to the Nonemployee Director Plan are approved by the Company's shareholders at the Annual Meeting, the amount of the Initial Option Grant will be increased to 4,000 shares. In addition, under the Nonemployee Director Plan, an option to purchase 1,000 shares (the "Annual Option Grant") is granted automatically on the first business day immediately following each annual meeting of the Company's shareholders (the "Annual Option Grant Date") to each Nonemployee Director in office on such Annual Option Grant Date who prior to such Annual Option Grant Date has received an Initial Option Grant. If the proposed amendments to the Nonemployee Director Stock Option Plan are approved by the Company's shareholders at the Annual Meeting, the amount of the Annual Option Grant will be increased to 2,000 shares. However, under the terms of the Nonemployee Director Plan, Annual Option Grants will not be made if the Company's "return on equity" for the fiscal year ended immediately preceding an Annual Option Grant Date was less than 10%. For purposes of the Director Option Plan, "return on equity" is defined as the percentage determined by dividing (i) the net income of the Company for such fiscal year by (ii) the total stockholders' investment in the Company as of the end of the next preceding fiscal year.

    All options granted under the Nonemployee Director Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and become exercisable one year after the date of grant. The option exercise price is payable in cash. The options expire 10 years from the date of grant (subject to earlier termination in the event of death) and are not transferable (except by will or the laws of descent and distribution). If an optionee dies prior to the time that an option is fully exercised, an option may be exercised at any time within 12 months after such optionee's death (unless the option expires) to the extent it was exercisable on the date of death.

    The Board of Directors may suspend, discontinue, revise or amend the Nonemployee Director Plan at any time, but may not, without shareholder approval, make any revisions or amendments to the Nonemployee Director Plan that
(a) absent such shareholder approval, would cause Rule 16b-3 to become unavailable with respect to the Nonemployee Director Plan or (b) require the approval of the shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to the Company. The Board may not alter or impair any option granted under the Nonemployee Director Plan without the consent of the holder of the option. The Nonemployee Director Plan will expire on February 26, 2001.

    Under the Nonemployee Director Plan, appropriate adjustments in the Plan and outstanding options will be made in the event of changes in the Company's Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

    Options granted under the Nonemployee Director Plan are intended to be Nonqualified Stock Options, the attributes of which, for federal income tax purposes, are discussed above under the caption "Proposal to Amend the 1991 Stock Incentive Plan."

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED


    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE NONEMPLOYEE DIRECTOR PLAN. Unless otherwise directed, the persons named in the accompanying Proxy intend to vote the Proxies held by them in favor of such proposal. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting on this item of business is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitute more than 25% of the outstanding shares of the Common Stock of the Company).


    If a shareholder abstains from voting as to this proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but shall not be deemed to have been voted in favor of this proposal. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this proposal, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to this proposal.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP has audited the books and records of the Company since 1960, and the Board of Directors intends to reappoint Arthur Andersen LLP for the Company's fiscal year ending October 31, 1995. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire and will be available to respond to questions. The Audit Committee of the Board of Directors meets at least annually with representatives of Arthur Andersen LLP to review audit and accounting matters and the scope and level of fees for services rendered.

               SHAREHOLDERS PROPOSALS FOR THE NEXT ANNUAL MEETING


    Shareholders wishing to present proposals to be considered at the 1996 annual meeting of shareholders should submit the proposals to the Company in accordance with all applicable rules and regulations of the SEC no later than September 26, 1995.


                                 OTHER MATTERS

    The Company knows of no other matters to come before the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed Proxy to vote as they deem in the best interest of the Company.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                                     ROBERT E. SWITZ
                                                        SECRETARY


January 25, 1995


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                          ADC TELECOMMUNICATIONS, INC.
                           1991 STOCK INCENTIVE PLAN
      (AS AMENDED TO DATE, AND INCLUDING AMENDMENTS PROPOSED FOR APPROVAL
                   AT THE 1995 ANNUAL SHAREHOLDERS' MEETING)

SECTION 1.  PURPOSE; EFFECT ON PRIOR PLAN.

    (a) PURPOSE. The purpose of the ADC Telecommunications, Inc. 1991 Stock Incentive Plan (the "Plan") is to aid in maintaining and developing management personnel capable of assuring the future success of ADC Telecommunications, Inc. (the "Company"), to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

    (b) EFFECT ON PRIOR PLAN. From and after the effective date of the Plan, no stock options or restricted stock awards shall be granted under the Company's Stock Option and Restricted Stock Plan. All outstanding stock options and restricted stock awards previously granted under the Stock Option and Restricted Stock Plan shall remain outstanding in accordance with the terms thereof.

SECTION 2.  DEFINITIONS.

    As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

        (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

        (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

        (f) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

        (g) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be (i) the last sale price of the Shares as reported on the NASDAQ National Market System on such date, if the Shares are then quoted on the NASDAQ National Market System or (ii) the closing price of the Shares on such date on a national securities exchange, if the Shares are then being traded on a national securities exchange.

        (h) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        (i) "Key Employee" shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

        (j)  "Non-Qualified  Stock Option"  shall mean an  option granted  under
    Section  6(a) of  the Plan  that is  not intended  to be  an Incentive Stock
    Option.

        (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (l) "Participant" shall mean a Key Employee designated to be granted an Award under the Plan.

        (m) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

        (n) "Person" shall mean any individual, corporation, partnership, association or trust.

        (o) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

        (p) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

        (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

        (r) "Shares" shall mean shares of Common Stock, $.20 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

        (s)  "Stock  Appreciation  Right"  shall mean  any  right  granted under
    Section 6(b) of the Plan.

SECTION 3.  ADMINISTRATION.

    (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or Restricted Stock Units; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;
(vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

    (b) MEETINGS OF THE COMMITTEE. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

    (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 4,107,927. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option shall again be available for granting Awards.

    (b)  ACCOUNTING FOR AWARDS.  For purposes of this Section 4,

        (i) if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

        (ii) if an Award entitles the holder to receive cash payments but the amount of such payments are denominated in or based on a number of Shares, such number of Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

PROVIDED, HOWEVER, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

    (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

    (d) INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 4,107,927, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code.

SECTION 5.  ELIGIBILITY.

    Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

SECTION 6.  AWARDS.

    (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

        (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

        (ii)  OPTION  TERM.   The  term of  each Option  shall  be fixed  by the
    Committee.

       (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

    (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

        (i) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

        (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

       (iii) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

    (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash or Shares (including, without limitation, Restricted Stock) and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable

Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment to be made pursuant to any Performance Award shall be determined by the Committee.

    (e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash or Shares, as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

    (f)  GENERAL.

        (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

        (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

       (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation,
    provisions  for  the  payment  or   crediting  of  reasonable  interest   on
    installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

       (iv) LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

        (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee.

       (vi) RULE 16B-3 SIX-MONTH LIMITATIONS. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

       (vii) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

      (viii) AWARD LIMITATIONS UNDER THE PLAN. No Participant may be granted any Award or Awards under the Plan, the value of which Award or Awards are based solely on an increase in the value of Shares after the date of grant of such Award or Awards, for more than 250,000 Shares, in the aggregate, in any one calendar year period beginning with the 1994 calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION 7.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

    (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

        (i) absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

        (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

       (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

    (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

    (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.  INCOME TAX WITHHOLDING; TAX BONUSES.

    (a) WITHHOLDING. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

    (b) TAX BONUSES. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 9.  GENERAL PROVISIONS.

    (a) NO RIGHTS TO AWARDS. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

    (b) DELEGATION. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

    (c)  GRANTING  OF AWARDS.   The granting of  an Award pursuant  to the  Plan
shall take place only when an Award Agreement shall have been duly executed on behalf of the Company.

    (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    (e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (f) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Minnesota.

    (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10.  EFFECTIVE DATE OF THE PLAN.

    The Plan shall be effective as of the date of its approval by the shareholders of the Company.

SECTION 11.  TERM OF THE PLAN.

    Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

                          ADC TELECOMMUNICATIONS, INC.
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
      (AS AMENDED TO DATE, AND INCLUDING AMENDMENTS PROPOSED FOR APPROVAL
                   AT THE 1995 ANNUAL SHAREHOLDERS' MEETING)

SECTION 1.  PURPOSE.

    This plan shall be known as the "ADC Telecommunications, Inc. Nonemployee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of ADC Telecommunications, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable outside directors and by providing additional incentive for such directors to increase their interest in the Company's long-term success and progress.

SECTION 2.  ADMINISTRATION.

    The Plan shall be administered by a committee (the "Committee") of three or more persons appointed by the Board of Directors of the Company. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 6. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

SECTION 3.  PARTICIPATION IN THE PLAN.

    Each director of the Company shall be eligible to participate in the Plan unless such director is an employee of the Company or any subsidiary of the Company.

SECTION 4.  STOCK SUBJECT TO THE PLAN.

    Subject to the provisions of Section 11 hereof, the stock to be subject to options under the Plan shall be authorized but unissued shares of the Company's common stock, par value $.20 per share (the "Common Stock"). Subject to adjustment as provided in Section 11 hereof, the maximum number of shares with respect to which options may be exercised under this Plan shall be 110,000 shares. If an option under the Plan expires, or for any reason is terminated, any shares that have not been purchased upon exercise of the option prior to the expiration or termination date shall again be available for options thereafter granted during the term of the Plan.

SECTION 5.  NONQUALIFIED STOCK OPTIONS.

    All options granted under the Plan shall be nonqualified stock options which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

    Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

    (a) INITIAL OPTION GRANTS. An option to purchase 4,000 shares of Common Stock shall be granted automatically (i) on the first business day immediately following each meeting of the Company's shareholders or Board of Directors during the term of the Plan to each eligible director, if any, who is elected to the Board of Directors for the first time at such meeting.

    (b) ANNUAL OPTION GRANTS. Subject to Section 6(c) hereof, an option to purchase 2,000 shares of Common Stock shall be granted automatically on the first business day immediately following each annual meeting of the Company's shareholders held during the term of the Plan beginning with the 1995 annual meeting of shareholders (the "Annual Option Grant Date") to each eligible director in office on such Annual Option Grant Date who prior to such Annual Option Grant Date has received an option pursuant to Section 6(a) hereof.

    (c)   RETURN ON EQUITY REQUIREMENT.  No options shall be granted pursuant to
Section 6(b) hereof on any Annual Option Grant Date if the Company's "return on equity" (as hereinafter defined) for the fiscal year ended immediately preceding such Annual Option Grant Date was less than 10%. "Return on equity" shall mean the percentage determined by dividing (i) the net income of the Company for such fiscal year by (ii) the total stockholders' investment in the Company as of the end of the next preceding fiscal year. Net income and total stockholders' investment shall be determined by reference to the Company's audited financial statements. If the Company does not have net income for any fiscal year, the return on equity for such fiscal year shall be deemed to be less than 10%.

    (d) OPTIONS NON-TRANSFERABLE. No option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Section 6(g) hereof. During the lifetime of the optionee, the options shall be exercisable only by such optionee. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during such optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

    (e) PERIOD OF OPTIONS. Options shall terminate upon the expiration of 10 years from the date on which they were granted.

    (f)  EXERCISE OF OPTIONS.

        (i) Options granted under the Plan shall not be exercisable for a period of one year after the date on which they were granted, but thereafter will be exercisable in full at any time or from time to time during the term of the option.

        (ii) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any federal or state securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

       (iii) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including check, bank draft or money order).

    (g) EFFECT OF DEATH. If the optionee shall die prior to the time the option is fully exercised, such option may be exercised at any time within one year after his or her death by the personal representatives or administrators of the optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

SECTION 7.  OPTION EXERCISE PRICE.

    The option exercise price per share for the shares covered by each option shall be equal to the "fair market value" of a share of Common Stock as of the date on which the option is granted, as determined pursuant to Section 9 hereof.

SECTION 8.  TIME FOR GRANTING OPTIONS.

    Unless the Plan shall have been discontinued as provided in Section 13 hereof, the Plan shall terminate upon the expiration of 10 years from the date upon which it takes effect as provided in

Section 12 hereof. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

SECTION 9.  FAIR MARKET VALUE OF COMMON STOCK.

    For purposes of the Plan, the fair market value of the Common Stock on a given date shall be (i) the last sale price of the Common Stock as reported on the NASDAQ National Market System on such date, if the Common Stock is then quoted on the NASDAQ National Market System, or (ii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the fair market value is being determined the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

SECTION 10.  LIMITATION OF RIGHTS.

    (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

    (b) NO SHAREHOLDER RIGHTS FOR OPTIONS. An optionee shall have no rights as a shareholder with respect to the shares covered by options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for cash dividends or other rights for which the record date is prior to the date such certificate is issued.

SECTION 11.  ADJUSTMENTS TO COMMON STOCK.

    If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the option exercise prices thereof in order to prevent dilution or enlargement of option rights.

SECTION 12.  EFFECTIVE DATE OF THE PLAN.

    The Plan shall take effect immediately upon its approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and voted at a duly held meeting of shareholders of the Company.

SECTION 13.  AMENDMENT OF THE PLAN.

    The Board may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders of the Company no revision or amendment shall be made that (a) absent such shareholder approval, would cause Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto, to become unavailable with respect to the Plan or (b) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company. The Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

SECTION 14.  GOVERNING LAW.

    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Minnesota and construed accordingly.

ADC TELECOMMUNICATIONS, INC.
4900 West 78th Street, Minneapolis, Minnesota 55435                        PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoint(s) William J. Cadogan and Robert E. Switz as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of ADC Telecommunications, Inc. (the "Company") held by the undersigned of record on January 12, 1995, at the annual meeting of the shareholders of the Company to be held on February 28, 1995 and at any and all adjournments thereof, and hereby revokes all former proxies:

1. The election of James C. Castle as a director with a term expiring in 1996 and Thomas E. Holloran, Charles W. Oswald, Alan E. Ross and Warde F. Wheaton as directors with terms expiring in 1998.

/ /  FOR all nominees listed above      / /  WITHHOLD AUTHORITY
   (except as marked to the contrary       to vote for all nominees listed above
below)

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

2. A proposal to approve amendments to the Company's 1991 Stock Incentive Plan to (a) increase the number of shares of the Company's Common Stock available for issuance pursuant to awards thereunder from 2,743,060 to 4,107,927 and
    (b) satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

3. A proposal to approve amendments to the Company's Nonemployee Director Stock Option Plan to (a) increase from 2,000 to 4,000 the number of shares of Common Stock subject to the option automatically granted to each nonemployee director upon initial election to the Board of Directors and (b) increase from 1,000 to 2,000 the number of shares subject to the option automatically granted to each incumbent nonemployee director annually.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

                            (SIGN ON REVERSE SIDE.)

   SHAREHOLDER NUMBER                                           NUMBER OF SHARES

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EVERY ITEM LISTED ABOVE.

                                              Dated: _____________________, 1995

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

                                              PLEASE  SIGN   EXACTLY   AS   NAME
                                              APPEARS  ON THIS CARD. When shares
                                              are held  by joint  tenants,  both
                                              should   sign.  When   signing  as
                                              attorney,  executor,   administra-
                                              tor,  trustee or  guardian, please
                                              give full  title  as  such.  If  a
                                              corporation,  please sign  in full
                                              corporate  name  by  president  or
                                              other  authorized  officer.  If  a
PLEASE MARK, SIGN, DATE AND RETURN            partnership,   please   sign    in
PROXY CARD                                    partnership   name  by  authorized
PROMPTLY USING THE ENCLOSED ENVELOPE.         person.